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                                                                    EXHIBIT 10.2

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                          REGISTRATION RIGHTS AGREEMENT

                                  by and among

                                    DDi CORP.

                                       AND

                          THE HOLDERS SIGNATORY HERETO

                         Dated as of September 21, 2005

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                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of September 21, 2005, among those holders of Common Stock signatory hereto (the "HOLDERS") and DDi CORP., a Delaware corporation (the "COMPANY").

         WHEREAS:

         A. Pursuant to that certain Standby Securities Purchase Agreement, dated as of June 2, 2005 (the "PURCHASE AGREEMENT"), between the Company and the purchasers signatory thereto, upon the satisfaction of certain conditions, the Company will issue Rights Offering Common Stock and Standby Commitment Fee Warrants (as defined below) to the Holders.

         B. Pursuant to the Standby Commitment Fee Warrants, the Company has agreed to issue to the Holders upon the exercise thereof, shares of the Company's Common Stock.

         C. In order to induce the Holders to enter into the Purchase Agreement, the Company has agreed to grant to the Holders as set forth herein certain registration rights under the Securities Act (as defined below) and applicable state securities laws with respect to the Rights Offering Common Stock and the Warrant Common Stock (as defined below).

         NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

1.       DEFINITIONS.

         In addition to the terms defined elsewhere herein and the terms set forth in the Purchase Agreement that are not otherwise defined herein, which shall have the same meanings herein as in the Purchase Agreement, the following terms shall have the following meanings when used herein with initial capital letters:

         "ADVICE" has the meaning set forth in Section 3(b).

         "AFFILIATE" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or is under common control with such Person. For the purposes of this definition, "control", when used with respect to any Person, means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated", "controlling" and "controlled" have meanings correlative to the foregoing.

         "BLACK SCHOLES WARRANT VALUE" shall mean the value of a warrant as determined by the Board of Directors as of the date of determination using the Black-Scholes valuation formula (based upon the advice of an independent investment bank of national standing selected by the Board of Directors), which value shall be determined by customary nationally recognized investment banking practices using such formula. For purposes of calculating such amount, (1) the term of the warrants will be the time from the date of determination to the expiration date of such warrants, (2) the assumed volatility will be 35%, (3) the assumed risk-free rate will equal
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the yield on three month U.S. Treasury securities, and (4) the price for each share of Common Stock will be (x) the average closing price of a share of Common Stock for the twenty consecutive trading days immediately preceding, but not including, the date of determination as reported on the principal national securities exchange on which the shares of Common Stock are listed or admitted for trading or (y) if not listed or admitted for trading on any national securities exchange, the average of the closing bid and asked prices during such twenty trading day period in the over-the-counter market as reported by the Nasdaq National Market or any comparable system or (z) in all other cases, as determined in good faith by the Board of Directors of the Company, based on the advice of an independent investment bank of national standing selected by the Board of Directors.

         "BUSINESS DAY" means a day other than a Saturday, Sunday or other day on which banking institutions in New York, New York are permitted or required by any applicable law to close.

         "COMMISSION" means the Securities and Exchange Commission.

         "COMMON STOCK" means all of the common stock, par value $0.001 per share, of the Company.

         "COMPANY" has the meaning set forth in the Preamble and also includes the Company's successors.

         "DELAY NOTICE" has the meaning set forth in Section 2(e).

         "DELAY PERIOD" has the meaning set forth in Section 2(e).

         "EFFECTIVENESS PERIOD" has the meaning set forth in Section 2(b).

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "HOLDER" or "HOLDERS" has the meaning set forth in the Preamble or each Person to whom a Holder Transfers Registrable Securities or Registrable Liquidated Damages Warrant Securities in accordance with Article V of the Purchase Agreement. The Holder of a Warrant shall be deemed to be the Holder of Warrant Common Stock issuable with respect thereto.

         "LIQUIDATED DAMAGES WARRANT" means any warrants issued as liquidated damages pursuant to the provisions of this Agreement.

         "NASD" means the National Association of Securities Dealers, Inc.

         "PERSON" means a natural person, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or other entity, or a governmental entity or any department, agency or political subdivision thereof.

         "PROSPECTUS" shall mean the prospectus included in a Resale Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by

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any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities or Registrable Liquidated Damages Warrant Securities covered by a Resale Registration Statement or a Warrant Resale Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and, in each case, including all documents incorporated by reference therein.

         "REGISTRABLE SECURITIES" means (i) the shares of Rights Offering Common Stock, (ii) the shares of Warrant Common Stock, (iii) to the extent shares of Common Stock acquired by the Holders in the Rights Offering are not freely tradeable, any shares of Common Stock acquired by the Holders in the Rights Offering and (iv) other shares of Common Stock owned by the Holders as of the date of this Agreement, including any shares of Common Stock or other securities that may be received by the Holders (x) as a result of a stock dividend, stock split or other distribution of Common Stock in relation to the Rights Offering Common Stock or the Warrant Common Stock or (y) on account of Rights Offering Common Stock or Warrant Common Stock in a recapitalization, reorganization, consolidation, merger, share exchange or other transaction involving the Company, in each case upon the respective original issuance thereof, and at all times subsequent thereto; provided, however, that the foregoing shall cease to be "Registrable Securities" to the extent that (i) such securities have been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering them or (ii) such securities are then saleable by the holder thereof pursuant to Rule 144(k).

         "REGISTRATION STATEMENT" means a Resale Registration Statement or a Warrant Resale Registration Statement.

          "RESALE REGISTRATION" shall mean a registration effected pursuant to
Section 2(a).

         "RESALE REGISTRATION STATEMENT" shall mean a "resale" registration statement of the Company pursuant to the provisions of Section 2(a) which covers the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act, on Form S-3 (or if such form is not available, any other appropriate available form) under the Securities Act, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

         "RIGHTS OFFERING COMMON STOCK" means the Company's Common Stock issued to the Holders pursuant to the Purchase Agreement.

         "RULE 144" shall mean Rule 144 promulgated under the Securities Act.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "STANDBY COMMITMENT FEE WARRANT" means one of the Common Stock Purchase Warrants, dated as of September 21, 2005, issued pursuant to the terms of the Purchase Agreement, entitling the Holder thereof to purchase Warrant Common Stock under the terms and subject to the conditions set forth therein.

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         "TRANSFER" means and includes the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security or any transfer upon any merger or, consolidation) (and correlative words shall have correlative meanings); provided, however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a Transfer.

         "WARRANTS" means the Standby Commitment Fee Warrants and the Liquidated Damages Warrants, collectively.

         "WARRANT COMMON STOCK" means the Company's Common Stock issued or issuable to the Holders upon the exercise of any of the Warrants.

         "WARRANT RESALE REGISTRATION STATEMENT" shall mean a "resale" registration statement of the Company that is filed pursuant to the provisions of Section 2(c) which covers the resale of all of the Warrant Common Stock issuable upon the exercise of the Liquidated Damages Warrants for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act, on Form S-3 (or if such form is not available, any other appropriate available form) under the Securities Act, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

2. RESALE REGISTRATION.

         (a) Registration Requirement.

                  Subject to the last sentence of this paragraph, the Company shall prepare promptly and file with the Commission a Resale Registration Statement meeting the requirements of the Securities Act within five (5) Business Days following the Closing under the Purchase Agreement, and will use its best efforts to cause the Resale Registration Statement to be declared effective by the Commission as soon as practicable thereafter and in any event not later than sixty (60) days after such filing. The Company's obligations to file a Resale Registration Statement and to have it declared effective within the time periods set forth in the first sentence of this Section 2(a) shall be subject to the Company's right to deliver to the Holders a Delay Notice pursuant to Section 2(e) hereof.

                  If a Resale Registration Statement is not filed with the Commission within five (5) Business Days following the Closing under the Purchase Agreement (subject to any bona fide Delay Period), the Company will pay to each Holder, as liquidated damages and not as a penalty, an amount equal to 1.0% of the aggregate purchase price for the Unsubscribed Shares paid by such Holder pursuant to Section 1.3 of the Purchase Agreement for each month or part thereof that such Resale Registration Statement has not been filed, payable in monthly installments. If the Resale Registration Statement is not declared effective by the Commission within 60 days after it is filed with the Commission (subject to any bona fide Delay Period), the Company will pay to each Holder, as liquidated damages and not as a penalty, an amount equal to 1.0% of the aggregate purchase price for the Unsubscribed Shares paid by such Holder

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pursuant to Section 1.3 of the Purchase Agreement for each month or part thereof that such Resale Registration Statement has not been declared effective, payable in monthly installments. The payment of liquidated damages pursuant to this paragraph shall be made by the Company, at its option, either in cash or in Liquidated Damages Warrants having a value (such value to be determined as set forth below) equal to such liquidated damages. Such Liquidated Damages Warrants shall contain the same terms as the Standby Commitment Fee Warrants except that they shall have an exercise period of one year from the date of actual issuance, and they shall have an exercise price (x) with respect to the first installment of Liquidated Damages Warrants, equal to the Average Share Price (as defined in the Purchase Agreement) on the date on which the Company first becomes obligated to pay the liquidated damages and (y) with respect to any subsequent installment of Liquidated Damages Warrants, on the first Business Day of the month period for which such installment is issuable. The value of such Liquidated Damages Warrants shall be equal to their Black Scholes Warrant Value. Liquidated damages shall be deemed to commence accruing on the day on which the event triggering such liquidated damages occurs. The liquidated damages to be paid to the Holders pursuant to this Section 2(a) shall cease to accrue (i) with respect to the liquidated damages for failure to have the Resale Registration Statement filed with the Commission on or prior to the fifth Business Day following the Closing, on the day that the Resale Registration Statement has been filed with the Commission or (ii) with respect to the liquidated damages for failure to have the Resale Registration Statement declared effective on or prior to the sixtieth
(60th) day after it is filed with the Commission, on the day that the Resale Registration Statement has been declared effective by the Commission. The parties hereto agree that the liquidated damages provided for in this Section 2(a) constitute a reasonable estimate of the damages that will be suffered by the Holders by reason of the failure of the Resale Registration Statement to be filed and/or to be declared effective, as the case may be, in accordance with this Agreement.

         (b) Effectiveness Requirement.

                  The Company agrees to use its best efforts to keep the Resale Registration Statement continuously effective and the Prospectus usable for resales for a period commencing on the date that such Resale Registration Statement is initially declared effective by the Commission and terminating on the date when all of the Registrable Securities covered by such Resale Registration Statement have been sold pursuant to such Resale Registration Statement or have ceased to be Registrable Securities (the "EFFECTIVENESS PERIOD"); provided, however, the Company is permitted to suspend sales of the Registrable Securities during any Delay Period.

                  After the Resale Registration Statement has been declared effective by the Commission, if at any time the Resale Registration Statement or the Prospectus thereunder cannot be used for the resale of the Registrable Securities for any reason (including without limitation by reason of a stop order or the Company's failure to update the Resale Registration Statement but subject to any bona fide Delay Period), then, subject to subsection (e) below, the Company will pay to each Holder, as liquidated damages and not as a penalty, an amount equal to 1.0% of the aggregate purchase price for the Unsubscribed Shares paid by such Holder pursuant to Section 1.3 of the Purchase Agreement for each month or part thereof that such Resale Registration Statement cannot be used for the resale of the Registrable Securities, payable in monthly installments. The payment of liquidated damages pursuant to this paragraph shall be made by the Company, at its option, either in cash or in Liquidated Damages Warrants having a

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value (such value to be determined as set forth below) equal to such liquidated damages. Such Liquidated Damages Warrants shall contain the same terms as the Standby Commitment Fee Warrants except that they shall have an exercise period of one year from the date of actual issuance, and they shall have an exercise price (x) with respect to the first installment of Liquidated Damages Warrants, equal to the Average Share Price (as defined in the Purchase Agreement) on the date on which the Company first becomes obligated to pay the liquidated damages and (y) with respect to any subsequent installment of Liquidated Damages Warrants, on the first Business Day of the month period for which such installment is issuable. The value of such Liquidated Damages Warrants shall be equal to their Black Scholes Warrant Value. Liquidated damages shall be deemed to commence accruing on the day on which the event triggering such liquidated damages occurs. The liquidated damages to be paid to the Holders pursuant to this Section 2(b) shall cease to accrue on the day the Holders have received notice from the Company regarding the reinstatement of effectiveness of the Resale Registration Statement. The parties hereto agree that the liquidated damages provided for in this Section 2(b) constitute a reasonable estimate of the damages that will be suffered by the Holders by reason of the failure of the Resale Registration Statement to remain effective in accordance with this Agreement.

         (c) Warrant Resale Registration Statement.

                  Subject to the last sentence of this paragraph, if the Company is not able to register the resale of the Warrant Common Stock issuable upon exercise of the Liquidated Damages Warrants (the "REGISTRABLE LIQUIDATED DAMAGES WARRANT SECURITIES") pursuant to the Resale Registration Statement, the Company shall prepare promptly and file with the Commission a Warrant Resale Registration Statement meeting the requirements of the Securities Act within ten
(10) Business Days following the issuance of any such Liquidated Damages Warrants, and will use its best efforts to cause the Warrant Resale Registration Statement to be declared effective by the Commission as soon as practicable thereafter and in any event not later than sixty (60) days after such filing. The Company's obligations to file a Warrant Resale Registration Statement and to have it declared effective within the time periods set forth in the first sentence of this Section 2(c) shall be subject to the Company's right to deliver to the Holders a Delay Notice pursuant to Section 2(e) hereof.

                  If a Warrant Resale Registration Statement is not filed with the Commission within ten (10) Business Days following the issuance of any such Liquidated Damages Warrants (subject to any bona fide Delay Period), the Company will pay to each Holder, as liquidated damages and not as a penalty, an amount equal to 1.0% of the liquidated damages relating to such Liquidated Damages Warrants for each month or part thereof that such Warrant Resale Registration Statement has not been filed, payable in monthly installments. If the Warrant Resale Registration Statement is not declared effective by the Commission within 60 days after it is filed with the Commission (subject to any bona fide Delay Period), the Company will pay to each Holder, as liquidated damages and not as a penalty, an amount equal to 1.0% of the liquidated damages relating to such Liquidated Damages Warrants for each month or part thereof that such Warrant Resale Registration Statement has not been declared effective, payable in monthly installments. The payment of liquidated damages pursuant to this paragraph shall be made by the Company, at its option, either in cash or in Liquidated Damages Warrants having a value (such value to be determined as set forth below) equal to such liquidated damages. Such


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Liquidated Damages Warrants shall contain the same terms as the Standby
Commitment Fee Warrants except that they shall have an exercise period of one year from the date of actual issuance, and they shall have an exercise price (x) with respect to the first installment of Liquidated Damages Warrants, equal to the Average Share Price (as defined in the Purchase Agreement) on the date on which the Company first becomes obligated to pay the liquidated damages and (y) with respect to any subsequent installment of Liquidated Damages Warrants, on the first Business Day of the month period for which such installment is issuable. The value of such Liquidated Damages Warrants shall be equal to their Black Scholes Warrant Value. Liquidated damages shall be deemed to commence accruing on the day on which the event triggering such liquidated damages occurs. The liquidated damages to be paid to the Holders pursuant to this
Section 2(c) shall cease to accrue (i) with respect to the liquidated damages for failure to have the Warrant Resale Registration Statement filed with the Commission on or prior to the tenth Business Day following the Closing, on the day that the Warrant Resale Registration Statement has been filed with the Commission or (ii) with respect to the liquidated damages for failure to have the Warrant Resale Registration Statement declared effective on or prior to the sixtieth (60th) day after it is filed with the Commission, on the day that the Warrant Resale Registration Statement has been declared effective by the Commission. The parties hereto agree that the liquidated damages provided for in this Section 2(c) constitute a reasonable estimate of the damages that will be suffered by the Holders by reason of the failure of the Warrant Resale Registration Statement to be filed and/or to be declared effective, as the case may be, in accordance with this Agreement.

         (d) Warrant Resale Registration Statement Effectiveness Requirement.

                  The Company agrees to use its best efforts to keep the Warrant Resale Registration Statement continuously effective and the Prospectus usable for resales for a period commencing on the date that such Warrant Resale Registration Statement is initially declared effective by the Commission and terminating on the date when all of the Registrable Liquidated Damages Warrant Securities covered by such Warrant Resale Registration Statement have been sold pursuant to such Warrant Resale Registration Statement or have ceased to be Registrable Liquidated Damages Warrant Securities; provided, however, the Company is permitted to suspend sales of the Registrable Liquidated Damages Warrant Securities during any Delay Period.

                  After the Warrant Resale Registration Statement has been declared effective by the Commission, if at any time the Warrant Resale Registration Statement or the Prospectus thereunder cannot be used for the resale of the Registrable Liquidated Damages Warrant Securities for any reason (including without limitation by reason of a stop order or the Company's failure to update the Warrant Resale Registration Statement but subject to any bona fide Delay Period), then, subject to subsection (e) below, the Company will pay to each Holder, as liquidated damages and not as a penalty, an amount equal to 1.0% of the liquidated damages relating to the related Liquidated Damages Warrants for each month or part thereof that such Warrant Resale Registration Statement cannot be used for the resale of the Registrable Liquidated Damages Warrant Securities, payable in monthly installments. The payment of liquidated damages pursuant to this paragraph shall be made by the Company, at its option, either in cash or in Liquidated Damages Warrants having a value (such value to be determined as set forth below) equal to such liquidated damages. Such Liquidated Damages Warrants shall

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contain the same terms as the Standby Commitment Fee Warrants except that they shall have an exercise period of one year from the date of actual issuance, and they shall have an exercise price (x) with respect to the first installment of Liquidated Damages Warrants, equal to the Average Share Price (as defined in the Purchase Agreement) on the date on which the Company first becomes obligated to pay the liquidated damages and (y) with respect to any subsequent installment of Liquidated Damages Warrants, on the first Business Day of the month period for which such installment is issuable. The value of such Liquidated Damages Warrants shall be equal to their Black Scholes Warrant Value. Liquidated damages shall be deemed to commence accruing on the day on which the event triggering such liquidated damages occurs. The liquidated damages to be paid to the Holders pursuant to this Section 2(d) shall cease to accrue on the day the Holders have received notice from the Company regarding the reinstatement of effectiveness of the Warrant Resale Registration Statement. The parties hereto agree that the liquidated damages provided for in this Section 2(d) constitute a reasonable estimate of the damages that will be suffered by the Holders by reason of the failure of the Warrant Resale Registration Statement to remain effective in accordance with this Agreement.

         (e) Delay Period.

                  The term "DELAY PERIOD" means, with respect to any obligation to file any Resale Registration Statement or any Warrant Resale Registration Statement or to keep any Resale Registration Statement, Warrant Resale Registration Statement or Prospectus usable for resales pursuant to this Section 2, the shortest period of time determined in good faith by the Company's Board of Directors to be necessary when there exist circumstances relating to a material pending development, including, but not limited to, a pending or contemplated material acquisition or merger or other material transaction or event, which would require additional disclosure by the Company in such Resale Registration Statement, Warrant Resale Registration Statement or Prospectus of previously non-public material information which the Company determines in good faith upon the advice of counsel that it has a bona fide business purpose for keeping confidential and non-public and the non-disclosure of which in such Resale Registration Statement, Warrant Resale Registration Statement or Prospectus might cause such Resale Registration Statement, Warrant Resale Registration Statement or Prospectus to fail to comply with applicable disclosure requirements or if the Company becomes ineligible to use the registration form on which the Resale Registration Statement or Warrant Resale Registration Statement is filed and declared effective (such circumstances, "DELAY CIRCUMSTANCES"). A Delay Period shall commence on and include the date that the Company gives written notice (a "DELAY NOTICE") to the Holders that the Prospectus is no longer usable as a result of such Delay Circumstances and shall end on the date when the Holders are advised in writing by the Company that the current Delay Period has terminated (it being understood that the Company shall give such notice to all Holders promptly upon making the determination that the Delay Period has ended). If as a result of the circumstances giving rise to the Delay Period the Prospectus included in the Resale Registration Statement or the Warrant Resale Registration Statement has been amended to comply with the requirements of the Securities Act, the Company shall enclose such revised Prospectus with the notice to the Holders advising them that the Delay Period has terminated. Notwithstanding anything herein to the contrary the Company is only entitled to three (3) Delay Periods having durations of not more than thirty (30) days each during any consecutive 12 month period, and not to exceed more than ninety (90) days in the aggregate in any consecutive 12 month period. A Delay Period may not commence if a prior

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Delay Period has terminated within the previous 30 days or if three Delay
Periods have occurred during the consecutive 12 month period ending on the date that the Company gives notice that a Delay Period has commenced. The Company covenants and agrees that it will not deliver a Delay Notice with respect to a Delay Period unless the Company's employees, officers and directors and their affiliates are also prohibited by the Company for the duration of the Delay Period from effecting any public sales of shares of Common Stock beneficially owned by them.

                  If at any time the Company breaches the terms of this Section 2(e) with respect to the number of Delay Periods in any 12 month period or if the duration of any Delay Period exceeds 30 days, then, the Company will pay to each Holder, as liquidated damages and not as a penalty, an amount equal to 1.0% of the aggregate purchase price for the Unsubscribed Shares paid by such Holder pursuant to Section 1.3 of the Purchase Agreement for each month or part thereof that the Company is in violation of this Section 2(e), payable in monthly installments. The payment of liquidated damages pursuant to this paragraph shall be made by the Company, at its option, either in cash or in Liquidated Damages Warrants having a value (such value to be determined as set forth below) equal to such liquidated damages. Such Liquidated Damages Warrants shall contain the same terms as the Standby Commitment Fee Warrants except that they shall have an exercise period of one year from the date of actual issuance, and they shall have an exercise price (x) with respect to the first installment of Liquidated Damages Warrants, equal to the Average Share Price (as defined in the Purchase Agreement) on the date on which the Company first becomes obligated to pay the liquidated damages and (y) with respect to any subsequent installment of Liquidated Damages Warrants, on the first Business Day of the month period for which such installment is issuable. The value of such Liquidated Damages Warrants shall be equal to their Black Scholes Warrant Value. Liquidated damages shall be deemed to commence accruing on the day on which the event triggering such liquidated damages occurs. The liquidated damages to be paid to the Holders pursuant to this Section 2(e) shall cease to accrue on the day such Delay Period that causes the Company to breach the terms of this Section 2(e) terminates. The parties hereto agree that the liquidated damages provided for in this Section 2(e) constitute a reasonable estimate of the damages that will be suffered by the Holders by reason of the breach by the Company of the terms of this Section 2(e).

         (f) Notice.

                  The Company will, in the event a Registration Statement is declared effective, notify each such Holder as promptly as practicable, and in any event no later than the next Business Day, when such Registration Statement has become effective and take such other actions as are required to permit unrestricted resales of the Registrable Securities or Registrable Liquidated Damages Warrant Securities, including providing to each Holder a reasonable number of copies of the Prospectus which is a part of such Registration Statement as is requested by such Holder. The Company further agrees to supplement or amend each Registration Statement if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Registration Statement or by the Securities Act or by any other rules and regulations thereunder for registrations, and the Company agrees to notify the Holders of Registrable Securities or Registrable Liquidated Damages Warrant Securities of any such supplement or amendment promptly after its being used or filed with the Commission.

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3. REGISTRATION PROCEDURES.

         (a) Obligations of the Company.

                  In connection with its obligations under Section 2 with respect to the Resale Registration Statement and any Warrant Resale Registration Statement, the Company shall:

                  (i) prepare and file with the Commission a Resale Registration Statement or Warrant Resale Registration Statement as prescribed by Sections 2(a) and 2(c), respectively, within the relevant time periods specified in Sections 2(a) and 2(c), respectively, on Form S-3 (or if such form is not available, any other appropriate available form), which form shall (A) be available for the resale of the Registrable Securities or Registrable Liquidated Damages Warrant Securities by the selling Holders thereof and (B) comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith; the Company shall use its best efforts to cause such Resale Registration Statement or Warrant Resale Registration Statement to become effective and remain effective and the Prospectus usable for resales in accordance with Section 2, subject to the proviso contained in Section 2(b) or
                           Section 2(d), as applicable; provided, however, that, no fewer than five (5) calendar days before filing any Resale Registration Statement, Warrant Resale Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to and afford the Holders covered by such Resale Registration Statement or Warrant Resale Registration Statement and their counsel a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed and will cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Securities Act; and the Company shall not file any Resale Registration Statement, Warrant Resale Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document, other than filings required under the Exchange Act, if the Holders or their counsel shall reasonably object in a timely manner; and provided further, however, the plan of distribution disclosed in the Resale Registration Statement or the Warrant Resale Registration Statement shall be in the form attached hereto as Exhibit B, with such changes as the Holders may reasonably request;

                  (ii) prepare and file with the Commission such amendments (including post effective amendments) to any Registration Statement as may be necessary to keep such Registration Statement effective for the Effectiveness Period, subject to the proviso contained in Section 2(b) or Section 2(d), as the case may be, or as reasonably requested by the Holders of a majority of Registrable Securities or Registrable Liquidated Damages Warrants Securities, as the case may be, and cause each Prospectus to be supplemented, if so determined by the Company or requested by the Commission, by any required prospectus supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force), under the Securities Act; respond as promptly as reasonably possible to any comments received from the Commission with respect to such Registration Statement, or any amendment, post-effective amendment or supplement relating thereto; and as promptly as reasonably possible, upon request, provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement; and comply in all material respects with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder applicable to it with respect to the disposition of all Registrable Securities or Registrable Liquidated Damages Warrant Securities covered by such Registration Statement during the Effectiveness Period in accordance with the intended method or methods of distribution by the selling Holders thereof described in this Agreement;

                  (iii) register or qualify the Registrable Securities or Registrable Liquidated Damages Warrant Securities under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder shall reasonably request in writing, keep each such registration or qualification effective during the Effectiveness Period and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities or Registrable Liquidated Damages Warrant Securities owned by such Holder; provided, however, that the Company shall not be required to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(a)(iii), (B) file any general consent to service of process in any jurisdiction where it would not otherwise be subject to such service of process or (C) subject itself to any material taxation in any such jurisdiction if it is not then so subject;

                  (iv) promptly (and, in the case of (G) below, not less than five (5) calendar days prior to such filing) notify each Holder and promptly confirm such notice in writing, if such notice was verbally given, (A) when the Registration Statement covering such Registrable Securities or Registrable Liquidated Damages Warrant Securities has become effective and when any post effective amendments thereto become effective, (B) of the receipt of any comments from the Commission with respect to any such document or a document incorporated by reference therein, (C) of any request by the Commission or any other federal or state securities authority for amendments or supplements to such Registration Statement or Prospectus or for additional information after such Registration Statement has become effective, (D) of the issuance or threatened issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of such Registration Statement or the qualification of the Registrable Securities or Registrable Liquidated Damages Warrant Securities in any jurisdiction described in Section 3(a)(iii) or the initiation of any proceedings for that purpose, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities or Registrable Liquidated Damages Warrant Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (F) of the happening of any event or the failure of any event to occur or the discovery of any facts, during the Effectiveness Period, which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which causes such Registration Statement or Prospectus to omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (G) when a Prospectus or Prospectus Supplement or post-effective amendment to such Registration Statement is proposed to be filed;

                  (v) use its best efforts to prevent the entry of any stop order or other suspension of effectiveness of any Registration Statement, or if entered, to obtain the withdrawal of any such stop order or to avoid the issuance of, or, if issued, obtain the withdrawal of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities or Registrable Liquidated Damages Warrant Securities for sale in any jurisdiction at the earliest possible moment;

                  (vi) furnish to each Holder, without charge, one conformed copy of the Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested) promptly after the filing of such documents with the Commission, and additional conformed copies of such Registration Statement as such Holder may reasonably request;

                  (vii) promptly deliver to each selling Holder, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus) as such Holder from time to time may reasonably request (it being understood that the Company consents to the use of the Prospectus by each of the selling Holders in connection with the offering and sale of the Registrable Securities or the Registrable Liquidated Damages Warrant Securities covered by the Prospectus), such other documents incorporated by reference therein and any exhibits thereto as such selling Holder from time to time may reasonably request in order to facilitate the disposition of the Registrable Securities or Registrable Liquidated Damages Warrant Securities by such Holder;

                  (viii) as soon as practicable after the resolution of any matter or event specified in Sections 3(a)(iv)(B), 3(a)(iv)(C), 3(a)(iv)(E) and 3(a)(iv)(F) (subject to the proviso contained in Section 2(b)), prepare and file with the Commission a supplement or post-effective amendment to the applicable Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document, and provide revised or supplemented Prospectuses to the Holders so that, as thereafter delivered to the purchasers of the Registrable Securities or Registrable Liquidated Damages Warrant Securities, such Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ix) a reasonable time prior to the filing of any document which is to be incorporated by reference into a Registration Statement or a Prospectus after the initial filing of such Registration Statement, provide a reasonable number of copies of such document to the Holders as shall be reasonably requested by the Holders, if any;

                  (x) cooperate with each seller of Registrable Securities or Registrable Liquidated Damages Warrant Securities covered by a Registration Statement and its counsel in connection with any filings required to be made with the NASD;

                  (xi) take all other steps reasonably necessary to effect the registration of the Registrable Securities or Registrable Liquidated Damages Warrant Securities covered by a Registration Statement contemplated hereby;

                  (xii) use its best efforts to cause all Registrable Securities or Registrable Liquidated Damages Warrant Securities registered pursuant to this Agreement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

                  (xiii) cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities or Registrable Liquidated Damages Warrant Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities or Registrable Liquidated Damages Warrant Securities to be in such denominations and registered in such names as any such Holders may request;

                  (xiv) from and after the date of this Agreement, the Company shall not, and shall not agree to, allow the holders of any securities of the Company to include any of their securities that are not Registrable Securities or Registrable Liquidated Damages Warrant Securities in the Registration

                           Statement under Section 2(a) or Section 2(c) hereof or any amendment or supplement thereto without the consent of the holders of a majority in interest of the Registrable Securities or Registrable Liquidated Damages Warrant Securities, as the case may be; and

                  (xv) notwithstanding any other provision of this Section 3(a), if the Company becomes ineligible to use the registration form on which the Registration Statement is filed and declared effective pursuant to Section 2(a) or Section 2(c), thereby precluding any Holder from using the related Prospectus, the Company shall use its best efforts to prepare and file either a post effective amendment to the Registration Statement to convert such registration statement to, or a new Registration Statement on, another registration form which the Company is eligible to use within thirty (30) days after the date that the Company becomes ineligible, provided such other registration form shall be available for the sale of the Registrable Securities or Registrable Liquidated Damages Warrant Securities by the selling Holders thereof and such amended or new Registration Statement shall remain subject in all respects to the provisions of this Section 3(a).

         (b) Holders' Obligations.

                  (i) Each Holder agrees that, upon receipt of any notice from the Company of the occurrence of any event specified in Sections 3(a)(iv)(B), 3(a)(iv)(C), 3(a)(iv)(E), 3(a)(iv)(F) or any Delay Notice, such Holder will forthwith discontinue disposition of Registrable Securities or Registrable Liquidated Damages Warrant Securities pursuant to the Registration Statement at issue until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(a)(viii) or until it is advised in writing (the "ADVICE") by the Company that the use of the applicable Prospectus may be resumed, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies in such Holder's possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities or Registrable Liquidated Damages Warrant Securities current at the time of receipt of such notice.

                  (ii) Each Holder agrees that the Company may require each seller of Registrable Securities or Registrable Liquidated Damages Warrant Securities as to which any registration is being effected to furnish to it such information regarding such seller as may be required by the staff of the Commission to be included in the applicable Registration Statement, the Company may exclude from such registration the Registrable Securities or Registrable Liquidated Damages Warrant Securities of any seller who fails to furnish such information which is not otherwise readily available to the Company within ten (10) Business Days after receiving such request, and the Company shall have no obligation to register under the Securities Act the Registrable Securities or Registrable Liquidated

                           Damages Warrant Securities of a seller who so fails to furnish such information; provided that upon being furnished with such information by a Holder, including by any permitted transferee of Registrable Securities or Registrable Liquidated Damages Warrant Securities, whether before or after the Registration Statement is declared effective, the Company shall as promptly as reasonably practicable file a post-effective amendment to the Registration Statement, or a supplement to the Prospectus, for purposes of including such Holder as a selling Holder under the Registration Statement.

4. REGISTRATION EXPENSES.

         All Registration Expenses will be borne by the Company whether or not the Registration Statement becomes effective. "REGISTRATION EXPENSES" means all fees and expenses incident to the performance of, or compliance with, this Agreement by the Company, including, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of compliance with securities or "blue sky" laws (including, without limitation, fees and disbursements of counsel for the selling Holders in connection with "blue sky" qualifications of the Registrable Securities or Registrable Liquidated Damages Warrant Securities and determination of the eligibility of the Registrable Securities or Registrable Liquidated Damages Warrant Securities for investment under the laws of such jurisdictions as the Holders of a majority of the Registrable Securities or Registrable Liquidated Damages Warrant Securities being sold may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities or Registrable Liquidated Damages Warrant Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the Holders of a majority of the Registrable Securities or Registrable Liquidated Damages Warrant Securities included in any Registration Statement), (iii) fees and disbursements of counsel for the Company and one single special counsel for the Holders, (iv) all fees and expenses of listing the Registrable Securities or Registrable Liquidated Damages Warrant Securities pursuant to Section 3(a)(xii), and (v) fees and expenses of all other Persons retained by the Company in connection with this Agreement; provided, however, that Registration Expenses shall not include fees and expenses of any counsel for the Holders except as provided in clause (iii) above and any local counsel that are not included in the definition of Registration Expenses nor shall it include underwriting fees, discounts or commissions relating to the offer and sale of Registrable Securities or Registrable Liquidated Damages Warrant Securities, which shall be borne by the Holders included in such registration pro rata in proportion to the number of Registrable Securities or Registrable Liquidated Damages Warrant Securities of such Holder included in such registration. In addition, the Company will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and the fees and expenses of any Person, including special experts, retained by the Company.

5. INDEMNIFICATION.

         (a) Indemnification by the Company.

                  The Company will indemnify and hold harmless, to the fullest extent permitted by law, each Holder whose Registrable Securities or Registrable Liquidated Damages Warrant Securities are registered pursuant to this Agreement, the officers, directors, agents, members, partners, limited partners and employees of each of them, each Person who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents, members, partners, limited partners and employees of any such controlling Person, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, the costs of investigation and attorneys' fees) and expenses (collectively, "LOSSES"), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, preliminary Prospectus or Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon information furnished in writing to the Company by such Holder expressly for use therein; provided, however, that the Company will not be liable to any Holder to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary Prospectus if either (A) (i) after receiving copies thereof from the Company, such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such Holder to the Person asserting the claim from which such Losses arise and (ii) the Prospectus would have corrected in all material respects such untrue statement or alleged untrue statement or such omission or alleged omission; or (B) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in all material respects in an amendment or supplement to the Prospectus previously furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, and, after receiving copies thereof from the Company, such Holder thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security or Registrable Liquidated Damages Warrant Security to the Person asserting the claim from which such Losses arise. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder or any officer, director, agent or employee of such Holder.

         (b) Indemnification by Holders of Registrable Securities or Registrable Liquidated Damages Warrant Securities.

                  In connection with any Registration Statement in which a Holder is participating, such Holder will furnish to the Company in writing such information concerning the Holder as the Company reasonably requests concerning such Holder for use in connection with any Registration Statement or Prospectus and will severally and not jointly indemnify, to the fullest extent permitted by law, the Company, its directors and officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, from and against any and all Losses arising out of or based upon (i) any disposition of Registrable Securities or Registrable Liquidated Damages Warrant Securities after receiving notice of a Delay Period and prior to receiving Advice under Section 3(b)(i) that use of the Prospectus may be resumed or (ii) any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is finally judicially determined by a court of competent jurisdiction to have been contained in any information so furnished in writing by such Holder to the Company expressly for use in such Registration Statement or Prospectus and to have been relied upon by the Company in the preparation of such Registration Statement, Prospectus or preliminary Prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any officer, director, agent or employee of the Company. In no event will the liability of any selling Holder under this
Section 5(b) be greater in amount than the excess of the amount by which the total price at which the Registrable Securities or Registrable Liquidated Damages Warrant Securities sold by such Indemnifying Party and distributed to the public pursuant to the applicable Registration Statement (net of all related expenses) is over the amount of any damages which such Indemnifying Party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

         (c) Conduct of Indemnification Proceedings.

                  If any Person shall become entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party shall give prompt notice to the party from which such indemnity is sought (the "INDEMNIFYING PARTY") of any claim or of the commencement of any action or proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, however, that the failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any obligation or liability except to the extent that it shall be finally determined by a court of competent jurisdiction that the Indemnifying Party has been prejudiced materially by such failure.

                  An Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to the Indemnified Party in any such proceeding; or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel (and one local counsel in each applicable jurisdiction) shall be at the expense of the Indemnifying Party).

                  All Losses (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) will be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party upon receipt of an undertaking to repay such amount if it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder. The Indemnifying Party will not consent to entry of any judgment or enter into any settlement or otherwise seek to terminate any action or proceeding in which any Indemnified Party is or could be a party and as to which indemnification or contribution could be sought by such Indemnified Party under this Section 5, unless such judgment, settlement or other termination includes, as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder and shall not include a statement as to the admission of fault or culpability of the Indemnified Party.

         (d) Contribution.

                  If the indemnification provided for in this Section 5 is unavailable to an Indemnified Party under Section 5(a) or 5(b) hereof in respect of any Losses or is insufficient to hold such Indemnified Party harmless, then each applicable Indemnifying Party, in lieu of or in addition to indemnifying such Indemnified Party, as applicable, will, jointly and severally, contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party or Indemnifying Parties, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party or Indemnifying Parties, on the one hand, and such Indemnified Party, on the other hand, will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses will be deemed to include, subject to any limitations set forth in Section 5(c), any reasonable legal or other fees or expenses incurred by such party in connection with any action or proceeding to the extent such party would have been indemnified for such fees and expenses if the indemnification provided for in this Section 5(d) was available to such party in accordance with its terms.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), an Indemnifying Party that is a selling Holder will not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities or Registrable Liquidated Damages Warrant Securities sold by such Indemnifying Party and distributed to the public pursuant to the applicable Registration Statement (net of all related expenses) exceeds the amount of any damages which such Indemnifying Party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  The indemnity, contribution and expense reimbursement obligations of a party hereunder will be in addition to any liability such party may otherwise have hereunder or otherwise.

6. MISCELLANEOUS.

         (a) Reporting.

                  With a view to making available to the Holders the benefits of Rule 144 or any other similar rule or regulation of the Commission that may at the time permit the Holders to sell securities of the Company to the public without registration, for so long as the Holders continue to own Registrable Securities or Registrable Liquidated Damages Warrant Securities, the Company shall use commercially reasonable efforts to:

                  (i) Make and keep public information available, as those terms are understood and defined in Rule 144, and file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (ii) Furnish to each Holder, for so long as the Holder owns Registrable Securities or Registrable Liquidated Damages Warrant Securities, promptly upon request, a written statement by the Company, if true, that it has complied with the applicable reporting requirements of Rule 144, the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other information as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144 without registration.

         (b) Remedies.

                  In the event of a breach by the Company of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it will waive the defense that a remedy at law would be adequate.

         (c) Amendments and Waivers.

                  (i) The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least 75% of the then-outstanding Registrable Securities and Registrable Liquidated Damages Warrant Securities.

                  (ii) Any amendment or waiver effected in accordance with this Section 6(c) shall be binding upon each holder of Registrable Securities or Registrable Liquidated Damages Warrant Securities at the time outstanding, each future Holder of all such securities, and the Company.

                  (iii) No failure or delay by any party in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided will be cumulative and not exclusive of any rights or remedies provided by law.

         (d) Notices.

                  All notices, requests and other communications to either party hereunder must be in writing (including telecopy or similar writing) and must be given:

                  (i) if to a Holder, to the address set forth opposite such Holder's name on the signature pages hereto, with a copy to such additional party as indicated on such page.

                  (ii)     If to the Company, to:

                           DDi Corp.
                           1220 Simon Circle
                           Anaheim, California 92806
                           Facsimile No. (714) 688-7400
                           Attention: Chief Financial Officer

                           with a copy to:

                           Paul, Hastings, Janofsky & Walker LLP
                           695 Town Center Drive, Seventeenth Floor
                           Costa Mesa, California 92626
                           Facsimile No. (714) 668-6310
                           Attention: John F. Della Grotta, Esq.

or such other address or telecopier number as such Person may hereafter specify by written notice to the other parties hereto given five (5) days prior to the effectiveness of such change. Each such notice, request or other communication will be effective only when actually delivered at the address specified in this
Section 6(d), if delivered prior to 5 p.m. (local time) and such day is a business day, and if not, then such notice, request or other communication will not be effective until the next succeeding business day. Written confirmation of receipt (A) given by the recipient of such notice or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a reputable overnight delivery service.

         (e) Owner of Registrable Securities or Registrable Liquidated Damages Warrant Securities.

                  The Company will maintain, or will cause its registrar and transfer agent to maintain, a stock book with respect to the Common Stock, in which all transfers of Registrable Securities or Registrable Liquidated Damages Warrant Securities of which the Company has received notice will be recorded. The Company may deem and treat the Person in whose name Registrable Securities or Registrable Liquidated Damages Warrant Securities are registered in the stock book of the Company as the owner thereof for all purposes, including, without limitation, the giving of notices under this Agreement.

         (f) Successors and Assigns.

                  Subject to this paragraph (f), this Agreement will inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and will inure to the benefit of each of the Holders. The Company may not assign its rights or obligations hereunder. Holders may not assign their rights and obligations under this Agreement; provided, however, that a Holder may assign its rights and obligations under this Agreement to a third party in connection with any transfer of Registrable Securities or Registrable Liquidated Damages Warrant Securities (a "PERMITTED TRANSFEREE"). Notwithstanding the foregoing, no Permitted Transferee shall be entitled to any of the transferring Holder's rights under this Agreement (i) unless and until such Permitted Transferee shall have acknowledged in writing its acceptance of such obligations hereunder or (ii) if the transferring Holder notifies the Company in writing on or prior to such transfer that the Permitted Transferee shall not have such rights.

         (g) Counterparts; Effectiveness.

                  This Agreement may be signed in any number of counterparts, each of which will be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Facsimile counterpart signatures shall be acceptable. This Agreement will become effective when each party hereto receives a counterpart hereof signed by the other party hereto.

         (h) Headings.

                  The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to limit or affect the meaning or interpretation of this Agreement. All references herein to "Sections" shall refer to corresponding provisions of this Agreement unless otherwise expressly noted.

         (i) Governing Law.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York, without giving effect to the principles of conflict of laws thereof that would cause the application of the laws of any other jurisdiction.

         (j) Jurisdiction; Consent to Service of Process.

                  Each party hereby irrevocably submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York located in New York, New York in the Borough of Manhattan or the United States District Court for the Southern District of New York, and any appellate court from any such court (as applicable, a "NEW YORK COURT"), in any suit, action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment resulting from any such suit, action or proceeding, and each party hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in the New York Court. Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in the New York Court, (ii) the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court, and (iii) the right to object, with respect to such suit, action or proceeding, that such court does not have jurisdiction over such party. Each party irrevocably consents to service of process in any manner permitted by law.

         (k) WAIVER OF JURY TRIAL.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY OR DISPUTE THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6(k).

         (l) Severability.

                  The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

         (m) Entire Agreement.

                  This Agreement constitutes the entire understanding and agreement among the parties relating to the subject matter hereof and supersedes any and all prior agreements, representations or understandings, both written and oral, with respect to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to confer upon any Person, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

         (n) No Strict Construction.

                  The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

         (o) Third Party Beneficiaries.

                  This Agreement and all of its provisions and conditions are for the benefit of the parties to this Agreement, any Permitted Transferee and solely with respect to the provisions of Section 5 hereof, any Indemnified Party.

         (p) Termination.

                  This Agreement shall terminate on the date on which there cease to be any Registrable Securities and Registrable Liquidated Damages Warrant Securities outstanding. The provisions of Section 5 and Section 6(o) shall survive the termination of this Agreement.

         (q) Independent Nature of Holders' Obligations and Rights.

                  The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

         (r) No Conflicting Agreements.

                  The Company represents, warrants and agrees that (i) it has not entered into, and shall not, on or after the date of this Agreement, enter into, any agreement that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof, (ii) it has not previously entered into any agreement which remains in effect granting any registration rights with respect to any of the Company's securities to any person and (iii) without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the Registrable Securities and Registrable Liquidated Damages Warrant Securities, it shall not grant to any person the right to request the Company to register any Company securities under the Securities Act unless the rights so granted are not in conflict or inconsistent with the provisions of this Agreement.

         (s) No Inferences.

                  Nothing in this Agreement shall create any inference that any Purchaser is required to register any securities of the Company for resale under the Securities Act, other than the Common Stock issuable pursuant to the Purchase Agreement and the Warrant Common Stock.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                DDi CORP.


                                By: /s/ Timothy J. Donnelly
                                   ------------------------------------
                                   Name: Timothy J. Donnelly
                                   Title: Vice President and General Counsel

                                CAIMAN PARTNERS, L.P.
                                By:    Caiman Capital GP, L.P., General Partner

                                By:    /s/ Brian R. Kahn
                                       ---------------------------------
                                Name:  Brian R. Kahn
                                Title: Managing Director

                                Address for Notice:

                                Kahn Capital Management LLC
                                c/o Brian Kahn
                                5506 Worsham Court
                                Windermere, FL 34786

                                GREYWOLF CAPITAL PARTNERS II LP

                                By:
                                       ---------------------------------
                                Name:   William Troy
                                Title:  Partner

                                Address for Notice:

                                QVT FUND LP
                                By:   QVT Associates GP LLC, its general partner

                                By:
                                       ---------------------------------
                                Name:
                                Title:

                                By:
                                       ---------------------------------
                                Name:
                                Title:

                                Address for Notice:

                                c/o QVT Financial LP
                                527 Madison Avenue, 8th Floor
                                New York, NY 10022

                                With a copy to:

                                Wilmer Cutler Pickering Hale and Dorr LLP
                                399 Park Avenue
                                New York, NY 10022
                                Attn: Knute Salhus

                                SANKATY CREDIT OPPORTUNITIES, L.P.

                                By:
                                       ---------------------------------
                                Name:    Jonathan S. Lavine
                                Title:   Managing Director

                                Sankaty High Yield Asset Partners, L.P.

                                By:
                                       ---------------------------------
                                Name:    Jonathan S. Lavine
                                Title:   Managing Director

                                Sankaty High Yield Partners II, L.P.

                                By:
                                       ---------------------------------
                                Name:    Jonathan S. Lavine
                                Title:   Managing Director

                                Sankaty High Yield Partners III, L.P.

                                By:
                                       ---------------------------------
                                Name:    Jonathan S. Lavine
                                Title:   Managing Director

                                Sankaty Prospect Credit Partners, L.P.

                                By:
                                       ---------------------------------
                                Name:    Jonathan S. Lavine
                                Title:   Managing Director

                                Address for Notice for all Purchasers
                                on this page:

                                Sankaty Advisors
                                111 Huntington Avenue
                                Boston, MA 02199

                                    EXHIBIT A

                                    AFFIDAVIT

         By executing signature line(s), the undersigned hereby certifies that he/she/it is the principal beneficial owner of the securities of the Company set forth below.

         The undersigned certifies that it is (i) the sole beneficial owner of the securities of the Company set forth below, or (ii) if not the sole beneficial owner of the securities set forth below, shares beneficial ownership of the securities set forth below with the additional signatories set forth below.

         The undersigned understands that to be granted rights under the Agreement, it must fill in the information on this form and return it to the Company, at the address set forth in Section 6(d)(ii) of the Agreement.

         SUBMISSION OF THIS AFFIDAVIT WILL ENTITLE THE UNDERSIGNED TO RIGHTS UNDER THE AGREEMENT BUT THESE RIGHTS ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE AGREEMENT.

Class of Securities of the Company       _____________________________________
Which the Undersigned Beneficially Owns:
Number of Securities of the Company
Which the Undersigned Beneficially Owns: _____________________________________

Name of Beneficiary:   _________________________________________

By:                    _________________________________________
                        Authorized Representative

Name:
Title:

If more than one beneficial owner:

Name of other beneficial owner: ______________________________________________

By:                    _______________________________________________________
                             Authorized Representative

Name:
Title:

                                    EXHIBIT B

                              PLAN OF DISTRIBUTION

         The selling Holders, or their pledgees, donees, transferees, or any of their successors in interest selling shares received from a named selling Holder as a gift, partnership distribution or other non-sale-related transfer after the date of this prospectus (all of whom may be selling Holders), may offer and sell the securities from time to time on any stock exchange or automated inter-dealer quotation system on which the securities are listed, in the over-the-counter market, in privately negotiated transactions or otherwise, at fixed prices that may be changed, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at prices otherwise negotiated. The selling Holders may sell the securities by one or more of the following methods, without limitation:

         (a) block trades in which the broker or dealer so engaged will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

         (b) purchases by a broker or dealer as principal and resale by the broker or dealer for its own account pursuant to this prospectus;

         (c) on any national securities exchange or quotation service on which the securities are listed or quoted at the time of sale;

         (d) in the over-the-counter market;

         (e) otherwise than on such exchanges or services or in the over-the-counter market;

         (f) ordinary brokerage transactions and transactions in which the broker solicits purchases;

         (g) privately negotiated transactions;

         (h) short sales;

         (i) through the writing of options on the securities, whether or not the options are listed on an options exchange;

         (j) through the distribution of the securities by any selling Holder to its partners, members or stockholders;

         (k) one or more underwritten offerings on a firm commitment or best efforts basis;

         (l) transactions which may involve crosses or block transactions;

         (m) to cover hedging transactions (other than "short sales" as defined in Rule 3b-3 under the Exchange Act) made pursuant to this prospectus;

         (n) by pledge to secure debts or other obligations;

         (o) any combination of any of these methods of sale; and

         (p) any other method permitted pursuant to applicable law.

         The selling Holders may also transfer the securities by gift. We do not know of any arrangements by the selling Holders for the sale of any of the securities.

         The selling Holders may engage brokers and dealers, and any brokers or dealers may arrange for other brokers or dealers to participate in effecting sales of the securities. These brokers, dealers or underwriters may act as principals, or as an agent of a selling Holder. Broker-dealers may agree with a selling Holder to sell a specified number of the securities at a stipulated price per security. If the broker-dealer is unable to sell securities acting as agent for a selling Holder, it may purchase as principal any unsold securities at the stipulated price. Broker-dealers who acquire securities as principals may thereafter resell the securities from time to time in transactions in any stock exchange or automated inter-dealer quotation system on which the securities are then listed, at prices and on terms then prevailing at the time of sale, at prices related to the then-current market price or in negotiated transactions. Broker-dealers may use block transactions and sales to and through broker-dealers, including transactions of the nature described above. The selling Holders may also sell the securities in accordance with Rule 144 under the Securities Act of 1933, as amended, rather than pursuant to this prospectus, regardless of whether the securities are covered by this prospectus.

         From time to time, one or more of the selling Holders may pledge, hypothecate or grant a security interest in some or all of the securities owned by them. The pledgees, secured parties or persons to whom the securities have been hypothecated will, upon foreclosure in the event of default, be deemed to be selling Holders. As and when a selling Holder takes such actions, the number of securities offered under this prospectus on behalf of such selling Holder will decrease. The plan of distribution for that selling Holder's securities will otherwise remain unchanged. In addition, a selling Holder may, from time to time, sell the securities short, and, in those instances, this prospectus may be delivered in connection with the short sales and the securities offered under this prospectus may be used to cover short sales.

         To the extent required under the Securities Act of 1933, the aggregate amount of selling Holders' securities being offered and the terms of the offering, the names of any agents, brokers, dealers or underwriters and any applicable commission with respect to a particular offer will be set forth in an accompanying prospectus supplement. Any underwriters, dealers, brokers or agents participating in the distribution of the securities may receive compensation in the form of underwriting discounts, concessions, commissions or fees from a selling Holder and/or purchasers of selling Holders' securities of securities, for whom they may act (which compensation as to a particular broker-dealer might be in excess of customary commissions).

         The selling Holders and any underwriters, brokers, dealers or agents that participate in the distribution of the securities may be deemed to be "underwriters" within the meaning of the

Securities Act of 1933, and any discounts, concessions, commissions or fees received by them and any profit on the resale of the securities sold by them may be deemed to be underwriting discounts and commissions.

         A selling Holder may enter into hedging transactions with broker-dealers and the broker-dealers may engage in short sales of the securities in the course of hedging the positions they assume with that selling Holder, including, without limitation, in connection with distributions of the securities by those broker-dealers. A selling Holder may enter into option or other transactions with broker-dealers that involve the delivery of the securities offered hereby to the broker-dealers, who may then resell or otherwise transfer those securities. A selling Holder may also loan or pledge the securities offered hereby to a broker-dealer and the broker-dealer may sell the securities offered hereby so loaned or upon a default may sell or otherwise transfer the pledged securities offered hereby.

         The selling Holders and other persons participating in the sale or distribution of the securities will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including Regulation M. This regulation may limit the timing of purchases and sales of any of the securities by the selling Holders and any other person. The anti-manipulation rules under the Securities Exchange Act of 1934 may apply to sales of securities in the market and to the activities of the selling Holders and their affiliates. Furthermore, Regulation M may restrict the ability of any person engaged in the distribution of the securities to engage in market-making activities with respect to the particular securities being distributed for a period of up to five business days before the distribution. These restrictions may affect the marketability of the securities and the ability of any person or entity to engage in market-making activities with respect to the securities.

         We have agreed to indemnify in certain circumstances the selling Holders and any brokers, dealers and agents who may be deemed to be underwriters, if any, of the securities covered by the registration statement, against certain liabilities, including liabilities under the Securities Act of 1933. The selling Holders have agreed to indemnify us in certain circumstances against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

         The securities offered hereby were originally issued to the selling Holders pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended. We agreed to register the securities under the Securities Act of 1933, and to keep the registration statement of which this prospectus is a part effective until the date on which the selling Holders have sold all of the securities. We have agreed to pay all expenses in connection with this offering, including the fees and expenses of counsel or other advisors to the selling Holders, but not including underwriting discounts, concessions or commissions of the selling Holders.

         We will not receive any proceeds from sales of any securities by the selling Holders.

         We cannot assure you that the selling Holders will sell all or any portion of the securities offered hereby.